UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): July 31, 2006

                         Analex Corporation

       (Exact name of registrant as specified in its charter)


        Delaware                 0-5404              71-0869563

    (State or other         (Commission File       (IRS Employer
    jurisdiction of              Number)        Identification No.)
     incorporation)


           2677 Prosperity Avenue, Suite 400, Fairfax, VA 22031
      (Address of principal executive        (Zip Code)
               offices)


                           (703) 852-4000

        (Registrant's telephone number, including area code)


                           Not Applicable
  (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02      Results of Operations and Financial Condition

     On July 31, 2006, Analex Corporation (the "Company" or "Analex") issued a press release announcing its financial results for the quarter ended June 30, 2006. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 to this Form 8-K report.

     The press release discloses certain financial measures, specifically earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA) that are considered non-GAAP financial measures under applicable SEC rules. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. The non-GAAP financial measures included in the press release have been reconciled to the most directly comparable GAAP measure as is now required under new SEC rules regarding the use of non-GAAP financial measures.

     EBIT and EBITDA are widely used measures of operating performance. They are presented as supplemental information that management of Analex believes is useful to investors to evaluate the Company's results because they exclude certain items that are not directly related to the Company's core operating performance. EBIT is calculated by adding back net interest expense and income tax expense to net income. EBITDA is calculated by adding back net interest expense, income taxes, depreciation and amortization to net income. EBIT and EBITDA should not be considered as substitutes either for net income, as indicators of Analex's operating performance, or for cash flow, as measures of Analex's liquidity. In addition, because EBITDA is not calculated identically by all companies, the Company's presentation of EBITDA may not be comparable to other similarly titled measures of other companies.

     Information in this Form 8-K and the Exhibit attached hereto is being furnished under Items 2.02 and 9.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit   Exhibit
No.
______    _______
 99.1 Press Release dated July 31, 2006 announcing financial results for the quarter ended June 30, 2006.

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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ANALEX CORPORATION



Date:  August 15, 2006               By:/s/ C. WAYNE GRUBBS
                                     ___________________________
                                         C. Wayne Grubbs
                                         Senior Vice President,
                                           Chief Financial
                                           Officer and Treasurer

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